Prospectus Supplement	December 21, 2020

Putnam Short Duration Bond Fund
Prospectus dated February 29, 2020

The following information replaces similar information provided with respect to class A shares of the fund in the Shareholder fees table in the Fees and expenses section:

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	2.25%	1.00%*,a
*	Applies only to certain redemptions of shares bought with no initial sales charge.
[a]	For purchases on or after January 1, 2021, this percentage will be 0.75%.

The following disclosure replaces similar disclosure under the caption Deferred sales charges for class B, class C and certain class A shares in the section How do I sell or exchange fund shares?:

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. For purchases prior to January 1, 2021, class A shares that are part of a purchase of $250,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. For purchases on or after January 1, 2021, class A shares that are part of a purchase of $250,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 0.75% deferred sales charge if redeemed within nine months of purchase.

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